                                                                   EXHIBIT 10.20


THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT FOR THE HOLDER'S OWN ACCOUNT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF THE SECURITIES. NEITHER THE WARRANT NOR THE SECURITIES HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). AN OFFER TO SELL OR TRANSFER OR THE SALE OR TRANSFER OF THIS WARRANT OR THESE SECURITIES IS UNLAWFUL UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT, AS APPLICABLE, UNDER THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS IS AVAILABLE AND AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

THIS WARRANT IS SUBJECT TO A POWER OF ATTORNEY REGARDING THE EXERCISE OF REGISTRATION RIGHTS

Warrant No. 98-001


                          COMMON STOCK PURCHASE WARRANT

                                 JANUARY 1, 1998


        THIS CERTIFIES THAT, for value received, Randy Haag ("Warrantholder") is entitled to subscribe for and purchase from Legacy Brands, Inc., a California corporation (the "Company"), that number of shares of the Company's Common Stock, no par value, as set forth in Section 4 (b) hereof at the Exercise Price (as hereafter determined) at any time from the date hereof to and including the Expiration Date (as defined below), subject to the terms and conditions stated herein. For purposes of this Warrant, the term "Expiration Date" shall mean 5:00 p.m. Pacific time on April 15, 1999, except as set forth in Section 1(b) hereof.

        1.     Exercise of Warrant.

               a) The rights represented by this Warrant may be exercised, in whole or in part (subject to the minimum exercise limitation set forth in this Section 1), by the holder hereof at any time on or before the Expiration date by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Exhibit A to the Company at its principal executive office, or such other place as the Company shall designate in writing, accompanied by payment for the Warrant Stock (as defined in Section 10) so subscribed for in cash or check, in good funds or, subject to the good faith determination by the Company as to the creditworthiness of the holder at the time, the issuance by the holder of its promissory note to the Company (the "Note") for up to the full exercise price of all of the warrants, with any differential payable by cash or check, which Note shall bear interest at the rate of seven percent (7%) per annum, all due and payable one year from the date of issuance. Any shares for which a Note shall have been given to the Company as payment shall not be deemed issued until such time as that portion of the Note pertaining to such shares shall have been paid in full and the holder of such shares shall have no rights with respect thereto, including, but not by way of limitation, the right to vote, nor may such shares be transferred. In the event of a partial exercise of this Warrant, a substitute Warrant representing the number of shares of Warrant Stock which were not acquired upon the exercise of the Warrant shall be issued to the holder of this Warrant. No exercise of this Warrant may be made for less than one fourth of the number of shares of Warrant Stock initially subject to this Warrant or such lesser number as shall then constitute the balance of shares purchasable hereunder.

        b) If at any time prior to the Expiration Date, the Company shall be engaged in an offering of its securities, including any time determined, in good faith by the Company or its Underwriter as hereinafter defined, to be "quiet periods" during which its securities may not be offered for sale or sold, or if at any other time or for any reason the Company or its Underwriter (as hereinafter defined) shall, in good faith, determine that these Warrants may not be exercised ( the period during which such inability to exercise shall exist shall be referred to as the "Offering Period," which Offering Period may not in each instance exceed a period of 90 days, it being recognized that such an Offering Period may both precede and follow an offering of the securities of the Company, with each such period being a separate Offering Period for the purposes of this provision), the Expiration Date shall be extended by the same number of days as the Offering Period.

        2. Investment Representation. The holder by accepting this Warrant represents that the Warrant is acquired for the holder's own account for investment purposes and not with a view to any offering or distribution and that the holder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Stock in violation of applicable securities laws. Upon exercise, the holder will confirm, in respect of securities obtained upon such exercise, that the holder is acquiring such securities for the holder's own account and not with a view to any offering or distribution in violation of applicable securities laws. The holder acknowledges that the certificate(s) representing the Warrant Stock issued upon exercise of this Warrant shall be endorsed with the legend set forth on this Warrant and all other legends, if any, required by applicable federal, state and foreign securities laws to be placed on the certificate(s).

        3. Validity of Warrant Stock. The Company warrants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Warrant Stock to provide for the exercise of this Warrant.

        4. Exercise Price; Number of Warrant Shares.

               (a) The Exercise Price shall be $1.00, subject to adjustment pursuant to this Section 4.

               (b) The number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be 60,000.

               (c) Upon occurrence of any of the following, the Exercise Price and the number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be adjusted as follows:

                      (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision, or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

                      (ii) If at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

               (d) All calculations under this Section 4 shall be made to the nearest cent or to the nearest whole share, as the case may be. No fractional shares of Warrant Stock shall be issued upon exercise of this Warrant. Any fractional shares of Warrant Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

               (e) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

               (f) A calculation of any adjustment under this Section 4 evidenced by a certificate of any firm of independent certified public accountants of recognized standing selected by the Company and satisfactory to the holder hereof (which may be the firm of independent certified public accountants regularly employed by the Company) shall be presumed a correct calculation of the adjustment for purposes of this Section 4. The foregoing presumption shall constitute a rebuttable presumption, with the party disputing the calculation bearing the burden of proving the incorrectness of the calculation.

        5. Notice of Certain Events. If at any time:

               (a) The Company shall declare any dividend upon the Common Stock, whether payable in cash, property or capital stock, or make any distribution to the holders of Common Stock;

               (b) There shall be any recapitalization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation;

               (c) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (d) The Company shall propose to enter into a transaction not covered by the preceding paragraphs (a) through (c), then, in each case, the Company shall give to the holder of this Warrant, at the holder's address registered on the books of the Company, not less than 20 days' prior written notice of the proposed event, by first class certified mail, postage prepaid and return receipt requested, of (i) the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which stockholders will be entitled to vote on such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; (ii) the date on which the vote shall be taken concerning such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; and (iii) the date on which such dividend or distribution is to be paid or such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be, is to be effective. Such notice shall also specify the date as of which the record holders of capital stock of the Company shall participate in said dividend or distribution or shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

        6. Transfer of Warrant.

               (a) Subject to Section 6 (b) below, the holder of this Warrant agrees to give the Company not less than 20 days' prior written notice before transferring this Warrant. The foregoing notice shall describe the manner of any proposed transfer of this Warrant or any interest therein and the consideration to be received by the holder.

               (b) Each assignment of this Warrant shall be deemed a partitioned right which is separately enforceable by the assignee, transferee or other beneficiary. Each assignee, transferee or other beneficiary shall be entitled to the full benefit of the Warrant assigned, subject to any conditions to which the Warrant is subject and provided always that such assignee, transferee or other beneficiary shall carry out all the obligations, liabilities and responsibilities of the holder of the Warrant hereunder. No person, company or other entity may enjoy the benefit of any Warrant unless it is an accredited investor as that term is defined in Regulation D of the Securities Act of 1933, as amended (the "Act"), and such party executes and delivers to the Company certain subscription documents evidencing the investor's status and has a pre-existing business or financial relationship with the Warrantholder.

               (c) No transfer or assignment of this Warrant shall be made without compliance with the provisions of Section 2 and the legend set forth on the first page of this Warrant.

               (d) Notwithstanding the provisions of Section 6(b) above, this Warrant may not be assigned, held in trust, or otherwise transferred to any person or entity in amounts of less than one fourth of the number of shares subject to this Warrant.

        7. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

        8. Reporting Company; Registration Rights

               (a) Registration Rights The Warrantholder shall, until December 31, 1999 (the "Registration Period"), which Registration Period shall be extended by the amount of time equal to any Offering Period, have the following registration rights on two occasions only.

                      (i) If the Warrantholder requests ("Demand Registration Request") that the Company file a registration statement under the Act ("Registration Statement"), the Company agrees to use its best efforts to file a Registration Statement covering the shares of Common Stock underlying this Warrant (collectively the "Demand Registrable Securities") if so requested and to obtain effectiveness thereof, to file post-effective amendments, and to make appropriate qualifications under federal and state securities laws as may be requested except in any jurisdiction where the Company would be required to execute a general consent to service of process unless otherwise required to do so by the Act or any applicable law. The Company shall keep such Registration Statement effective for a period of twelve (12) months. Such rights are hereinafter referred to as the "Demand Registration Rights." The Company shall be obligated to file a Registration Statement and include the Demand Registrable Securities, or any part thereof, only if the Underwriter, as herein defined, determines, in its sole discretion, that the filing of a Registration Statement and inclusion of such Demand Registrable Securities will not have a material adverse affect on a current or proposed offering of any securities of the Company (the "Offering"), provided that the Underwriter shall not unreasonably withhold its consent to the inclusion of the Demand Registrable Securities in the registration statement and that such Registration Statement includes securities only on behalf of the Company and has been filed or will be filed within sixty days of the Company's receipt of a Demand Registration Request. The Demand Registration Rights may be delayed by the Company for a period of sixty days on one occasion only every twelve months, except in the event of an initial public offering ("IPO") of its securities. To the extent the Underwriter shall determine not to include some or all of the Demand Registrable Securities, then the Demand Registration Rights shall continue to be in force and effect as to such Demand Registrable Securities which has not been registered. In the event the Company has filed a Registration Statement under the Act pursuant to an IPO or will do so within sixty days of its receipt of a Demand Registration request, the Company shall have the right to delay the exercise of the Demand Registration Rights until the completion of the Company's IPO; but in no event shall such delay exceed an aggregate of one hundred twenty (120) days. The Warrantholder shall not be entitled to more than one Demand Registration request in any one fiscal year of the Company. For the purposes of this Section 8, the term, the Underwriter, shall include the representatives of the Underwriters in any proposed Offering and any other Underwriter or investment banker with which the Company has or may have a contractual relationship from time to time.

               (ii) In the event of an IPO whereby only securities on behalf of the

Company are being registered and not those of any selling shareholder, the Warrantholder agrees not to sell, transfer, or otherwise dispose of any Warrant Stock or Registrable Securities for a period of one hundred eighty (180) days and shall enter into a customary lock-up agreement required by the Underwriter. The Warrantholder agrees that stop transfer instructions may be given to the Company's transfer agent regarding the foregoing lock-up arrangement.

               (b) Information and Documents In the event the Company shall be required by the provisions of this Section 8 to effect the registration of any securities, the Warrantholder shall furnish, in writing, such information as is reasonably requested by the Company or the Underwriter or their representatives, including their representative legal counsel and accountants, for inclusion in the Registration Statement relating to such Offering and such other information and documentation as the Company shall request. In addition, the Warrantholder shall execute and deliver such agreements certifications and other documents, including, without limitation, selling shareholder instructions, powers-of-attorney, and custody agreements, as the Company or Underwriter may reasonably request. The Company's obligation to register any securities hereunder shall be subject to the fulfilment of the duty of the Warrantholder to cooperate fully with the Company and the Underwriter and their representatives in the preparation of the Registration Statement covering any securities registrable pursuant to Section 8.

               (c) Expenses. All expenses incurred in connection with any registration under this Section 8, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any special audits incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to any sales of securities herein are called "Selling Expenses." The Company will pay all Registration Expenses in connection with any registration pursuant to this Section 8. To the extent allowed by law, the Company shall bear the Selling Expenses. Otherwise, all Selling Expenses in connection with any registration pursuant to Section 8 shall be borne by the Company, the Warrantholder and any other shareholders whose shares are to be included in the Registration Statement, pro rata in proportion to the shares registered thereby being sold or registered by each of them. The Warrantholder shall bear the fees and costs of its own counsel.

               (d) Prospectus Delivery The Warrantholder shall comply with the prospectus delivery requirements of federal or state securities laws in connection with any registration. If any prospectus becomes outdated, inaccurate, or misleading, any Warrantholder shall cease using all such prospectuses upon notice thereof from the Company and shall return all copies of such prospectuses under control of such person to the Company.

               (e) "Market Stand-off" Agreement The Warrantholder shall not sell or otherwise transfer or dispose of any Registrable Securities or any other shares of Common Stock held by such persons, for a period of 180 days in connection with any IPO of the Company covering only the Company's securities and not those of any selling shareholder. The Warrantholder shall seek the written consent of the Underwriter to transfer, convey or assign any securities of the Company during the 180 day period specified above.

               (f) No Registration Required The Company shall not be required to effect a registration under this Section 8 if the Warrantholder would otherwise be able to publicly sell the number of shares sought to be registered at the time of the registration without registration pursuant to Rule 144 promulgated by the SEC as then in effect or pursuant to any other exemption from the registration provisions of the Act then available to the Warrantholder (collectively referred to as "Rule 144") so long as the purchaser thereof shall acquire shares that are not subject to any restriction on resale as may otherwise be imposed pursuant to Rule 144.

               (g) Termination of Rights The Company's obligations to register the Registrable Securities pursuant to this Section 8 shall cease and terminate as to the Registrable Securities upon the occurrence of either of the following:
(i) the registration of the Registrable Securities under the Act pursuant to the provisions of this Warrant; or (ii) at any time the Registrable Securities become freely transferable without registration under the Act. Upon becoming subject to the reporting requirements of the 1934 Act, the Company agrees to use its best efforts to make Rule 144 available to the Warrantholder and to continue do so until the expiration of the registration rights specified in Section 8 herein.

               (h) Duty to Cooperate The Company's obligations to register the Registrable Securities shall be further contingent upon the Warrantholder providing its full and complete cooperation to the Company in timely providing such information, documents, certifications and representations as the Company and its counsel or any Underwriter may determine to be necessary in order to prepare, file and otherwise complete the registration process with respect to the Registrable Securities.

               (i) Grant of Power of Attorney. The Warrantholder has granted to Randy Haag its full power of attorney to act on its behalf and in its stead with respect to all matters arising out of this Section 8, which power of attorney is deemed to be coupled with an interest and shall be irrevocable for the term of the Warrant.

        9. No Impairment. The Company will not, by amendment of its articles of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any voluntary action avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

        10. Miscellaneous Matters.

               (a) As used herein, the term "Warrant Stock" shall mean the Company's presently authorized Common Stock no par value, and stock of any other series or class into which such presently authorized Common Stock may hereafter have been converted or changed pursuant to any recapitalization or change in such Common Stock.

               (b) As used herein, the word "person" shall mean an individual or entity.

               (c) This Warrant and the name and address of the holder will be registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the owner of this Warrant for all purposes.

               (d) This Warrant shall be governed by and interpreted in accordance with the internal laws, and not the law of conflicts, of the State of California.

               (e) Successors and assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Warrant by or on behalf of any of the parties hereto shall bind and inure to the benefit of respective successors and assigns of the parties to the extent permitted by law.

               (f) Attorney Fees. In the event arbitration, suit or action is brought by any party under this Warrant to enforce any of its terms, and in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the arbitrator, trial court, or appellate court.

               (g) Savings Clause. If any provision of this Warrant, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Warrant, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

               (h) Specific Performance. Each party's obligation under this Warrant is unique. If any party should default in its obligations under this Warrant, the parties each acknowledge that it may be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other rights or remedies available, may sue in equity for specific performance, and upon satisfactory proof thereof, it may be entitled to obtain such specific performance.

        IN WITNESS WHEREOF, the Company has executed this Warrant effective as of the date first written above.

                                            LEGACY BRANDS, INC.,
                                            a California corporation



                                            By: /s/ THOMAS E. KEES
                                               --------------------------------
                                                 THOMAS E. KEES, President



                                            By: /s/ CRAIG CONNERTY
                                                --------------------------------
                                                 CRAIG CONNERTY, Chief
                                                 Financial Officer

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT


                                           __________________________ , 19___


To:     Legacy Brands, Inc.

               The undersigned, pursuant to the provisions set forth in Warrant No. 96- , hereby agrees to subscribe for and purchase shares of the Warrant Stock covered by such Warrant, and makes payment herewith in full for such Warrant Stock at the Exercise Price.

                                          Signature:
                                                    ----------------------------
                                          Printed Name
                                                      --------------------------
                                          and Title:
                                                    ----------------------------
                                          Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                          --------------------------------

                                          ASSIGNMENT

               FOR VALUE RECEIVED ___________________________________________
hereby sells, assigns and transfers all of the rights of the undersigned under Warrant No. 96- , with respect to the number of shares of Warrant Stock covered thereby set forth below unto:

Name of Assignee          Address                          No. of Shares
----------------          -------                          -------------

-------------------------------------------------------------------------

                       ------------------------------------------

               Dated: _________________________ , 19__


                                          Signature:
                                                    ----------------------------
                                          Printed Name
                                                      --------------------------
                                          and Title:
                                                    ----------------------------
                                          Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT FOR THE HOLDER'S OWN ACCOUNT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF THE SECURITIES. NEITHER THE WARRANT NOR THE SECURITIES HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). AN OFFER TO SELL OR TRANSFER OR THE SALE OR TRANSFER OF THIS WARRANT OR THESE SECURITIES IS UNLAWFUL UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT, AS APPLICABLE, UNDER THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS IS AVAILABLE AND AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

THIS WARRANT IS SUBJECT TO A POWER OF ATTORNEY REGARDING THE
EXERCISE OF REGISTRATION RIGHTS

Warrant No. 98-002


                          COMMON STOCK PURCHASE WARRANT

                                 JANUARY 1, 1998


        THIS CERTIFIES THAT, for value received, Michael J. Staskus ("Warrantholder") is entitled to subscribe for and purchase from Legacy Brands, Inc., a California corporation (the "Company"), that number of shares of the Company's Common Stock, no par value, as set forth in Section 4 (b) hereof at the Exercise Price (as hereafter determined) at any time from the date hereof to and including the Expiration Date (as defined below), subject to the terms and conditions stated herein. For purposes of this Warrant, the term "Expiration Date" shall mean 5:00 p.m. Pacific time on April 15, 1999, except as set forth in Section 1(b) hereof.

        1. Exercise of Warrant.

               a) The rights represented by this Warrant may be exercised, in whole or in part (subject to the minimum exercise limitation set forth in this Section 1), by the holder hereof at any time on or before the Expiration date by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Exhibit A to the Company at its principal executive office, or such other place as the Company shall designate in writing, accompanied by payment for the Warrant Stock (as defined in Section 10) so subscribed for in cash or check, in good funds or, subject to the good faith determination by the Company as to the creditworthiness of the holder at the time, the issuance by the holder of its promissory note to the Company (the "Note") for up to the full exercise price of all of the warrants, with any differential payable by cash or check, which Note shall bear interest at the rate of seven percent (7%) per annum, all due and payable one year from the date of issuance. Any shares for which a Note shall have been given to the Company as payment shall not be deemed issued until such time as that portion of the Note pertaining to such shares shall have been paid in full and the holder of such shares shall have no rights with respect thereto, including, but not by way of limitation, the right to vote, nor may such shares be transferred. In the event of a partial exercise of this Warrant, a substitute Warrant representing the number of shares of Warrant Stock which were not acquired upon the exercise of the Warrant shall be issued to the holder of this Warrant. No exercise of this Warrant may be made for less than one fourth of the number of shares of Warrant Stock initially subject to this Warrant or such lesser number as shall then constitute the balance of shares purchasable hereunder.

        b) If at any time prior to the Expiration Date, the Company shall be engaged in an offering of its securities, including any time determined, in good faith by the Company or its Underwriter as hereinafter defined, to be "quiet periods" during which its securities may not be offered for sale or sold, or if at any other time or for any reason the Company or its Underwriter (as hereinafter defined) shall, in good faith, determine that these Warrants may not be exercised ( the period during which such inability to exercise shall exist shall be referred to as the "Offering Period," which Offering Period may not in each instance exceed a period of 90 days, it being recognized that such an Offering Period may both precede and follow an offering of the securities of the Company, with each such period being a separate Offering Period for the purposes of this provision), the Expiration Date shall be extended by the same number of days as the Offering Period.

        2. Investment Representation. The holder by accepting this Warrant represents that the Warrant is acquired for the holder's own account for investment purposes and not with a view to any offering or distribution and that the holder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Stock in violation of applicable securities laws. Upon exercise, the holder will confirm, in respect of securities obtained upon such exercise, that the holder is acquiring such securities for the holder's own account and not with a view to any offering or distribution in violation of applicable securities laws. The holder acknowledges that the certificate(s) representing the Warrant Stock issued upon exercise of this Warrant shall be endorsed with the legend set forth on this Warrant and all other legends, if any, required by applicable federal, state and foreign securities laws to be placed on the certificate(s).

        3. Validity of Warrant Stock. The Company warrants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Warrant Stock to provide for the exercise of this Warrant.

        4. Exercise Price; Number of Warrant Shares.

               (a) The Exercise Price shall be $1.00, subject to adjustment pursuant to this Section 4.

               (b) The number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be 60,000.

               (c) Upon occurrence of any of the following, the Exercise Price and the number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be adjusted as follows:

                      (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision, or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

                      (ii) If at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

               (d) All calculations under this Section 4 shall be made to the nearest cent or to the nearest whole share, as the case may be. No fractional shares of Warrant Stock shall be issued upon exercise of this Warrant. Any fractional shares of Warrant Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

               (e) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

               (f) A calculation of any adjustment under this Section 4 evidenced by a certificate of any firm of independent certified public accountants of recognized standing selected by the Company and satisfactory to the holder hereof (which may be the firm of independent certified public accountants regularly employed by the Company) shall be presumed a correct calculation of the adjustment for purposes of this Section 4. The foregoing presumption shall constitute a rebuttable presumption, with the party disputing the calculation bearing the burden of proving the incorrectness of the calculation.

        5. Notice of Certain Events. If at any time:

               (a) The Company shall declare any dividend upon the Common Stock, whether payable in cash, property or capital stock, or make any distribution to the holders of Common Stock;

               (b) There shall be any recapitalization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation;

               (c) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (d) The Company shall propose to enter into a transaction not covered by the preceding paragraphs (a) through (c), then, in each case, the Company shall give to the holder of this Warrant, at the holder's address registered on the books of the Company, not less than 20 days' prior written notice of the proposed event, by first class certified mail, postage prepaid and return receipt requested, of (i) the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which stockholders will be entitled to vote on such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; (ii) the date on which the vote shall be taken concerning such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; and (iii) the date on which such dividend or distribution is to be paid or such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be, is to be effective. Such notice shall also specify the date as of which the record holders of capital stock of the Company shall participate in said dividend or distribution or shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

        6. Transfer of Warrant.

               (a) Subject to Section 6 (b) below, the holder of this Warrant agrees to give the Company not less than 20 days' prior written notice before transferring this Warrant. The foregoing notice shall describe the manner of any proposed transfer of this Warrant or any interest therein and the consideration to be received by the holder.

               (b) Each assignment of this Warrant shall be deemed a partitioned right which is separately enforceable by the assignee, transferee or other beneficiary. Each assignee, transferee or other beneficiary shall be entitled to the full benefit of the Warrant assigned, subject to any conditions to which the Warrant is subject and provided always that such assignee, transferee or other beneficiary shall carry out all the obligations, liabilities and responsibilities of the holder of the Warrant hereunder. No person, company or other entity may enjoy the benefit of any Warrant unless it is an accredited investor as that term is defined in Regulation D of the Securities Act of 1933, as amended (the "Act"), and such party executes and delivers to the Company certain subscription documents evidencing the investor's status and has a pre-existing business or financial relationship with the Warrantholder.

               (c) No transfer or assignment of this Warrant shall be made without compliance with the provisions of Section 2 and the legend set forth on the first page of this Warrant.

               (d) Notwithstanding the provisions of Section 6(b) above, this Warrant may not be assigned, held in trust, or otherwise transferred to any person or entity in amounts of less than one fourth of the number of shares subject to this Warrant.

        7. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

        8. Reporting Company; Registration Rights

               (a) Registration Rights The Warrantholder shall, until December 31, 1999 (the "Registration Period"), which Registration Period shall be extended by the amount of time equal to any Offering Period, have the following registration rights on two occasions only.

                      (i) If the Warrantholder requests ("Demand Registration Request") that the Company file a registration statement under the Act ("Registration Statement"), the Company agrees to use its best efforts to file a Registration Statement covering the shares of Common Stock underlying this Warrant (collectively the "Demand Registrable Securities") if so requested and to obtain effectiveness thereof, to file post-effective amendments, and to make appropriate qualifications under federal and state securities laws as may be requested except in any jurisdiction where the Company would be required to execute a general consent to service of process unless otherwise required to do so by the Act or any applicable law. The Company shall keep such Registration Statement effective for a period of twelve (12) months. Such rights are hereinafter referred to as the "Demand Registration Rights." The Company shall be obligated to file a Registration Statement and include the Demand Registrable Securities, or any part thereof, only if the Underwriter, as herein defined, determines, in its sole discretion, that the filing of a Registration Statement and inclusion of such Demand Registrable Securities will not have a material adverse affect on a current or proposed offering of any securities of the Company (the "Offering"), provided that the Underwriter shall not unreasonably withhold its consent to the inclusion of the Demand Registrable Securities in the registration statement and that such Registration Statement includes securities only on behalf of the Company and has been filed or will be filed within sixty days of the Company's receipt of a Demand Registration Request. The Demand Registration Rights may be delayed by the Company for a period of sixty days on one occasion only every twelve months, except in the event of an initial public offering ("IPO") of its securities. To the extent the Underwriter shall determine not to include some or all of the Demand Registrable Securities, then the Demand Registration Rights shall continue to be in force and effect as to such Demand Registrable Securities which has not been registered. In the event the Company has filed a Registration Statement under the Act pursuant to an IPO or will do so within sixty days of its receipt of a Demand Registration request, the Company shall have the right to delay the exercise of the Demand Registration Rights until the completion of the Company's IPO; but in no event shall such delay exceed an aggregate of one hundred twenty (120) days. The Warrantholder shall not be entitled to more than one Demand Registration request in any one fiscal year of the Company. For the purposes of this Section 8, the term, the Underwriter, shall include the representatives of the Underwriters in any proposed Offering and any other Underwriter or investment banker with which the Company has or may have a contractual relationship from time to time.

               (ii) In the event of an IPO whereby only securities on behalf of the

Company are being registered and not those of any selling shareholder, the Warrantholder agrees not to sell, transfer, or otherwise dispose of any Warrant Stock or Registrable Securities for a period of one hundred eighty (180) days and shall enter into a customary lock-up agreement required by the Underwriter. The Warrantholder agrees that stop transfer instructions may be given to the Company's transfer agent regarding the foregoing lock-up arrangement.

               (b) Information and Documents In the event the Company shall be required by the provisions of this Section 8 to effect the registration of any securities, the Warrantholder shall furnish, in writing, such information as is reasonably requested by the Company or the Underwriter or their representatives, including their representative legal counsel and accountants, for inclusion in the Registration Statement relating to such Offering and such other information and documentation as the Company shall request. In addition, the Warrantholder shall execute and deliver such agreements certifications and other documents, including, without limitation, selling shareholder instructions, powers-of-attorney, and custody agreements, as the Company or Underwriter may reasonably request. The Company's obligation to register any securities hereunder shall be subject to the fulfilment of the duty of the Warrantholder to cooperate fully with the Company and the Underwriter and their representatives in the preparation of the Registration Statement covering any securities registrable pursuant to Section 8.

               (c) Expenses. All expenses incurred in connection with any registration under this Section 8, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any special audits incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to any sales of securities herein are called "Selling Expenses." The Company will pay all Registration Expenses in connection with any registration pursuant to this Section 8. To the extent allowed by law, the Company shall bear the Selling Expenses. Otherwise, all Selling Expenses in connection with any registration pursuant to Section 8 shall be borne by the Company, the Warrantholder and any other shareholders whose shares are to be included in the Registration Statement, pro rata in proportion to the shares registered thereby being sold or registered by each of them. The Warrantholder shall bear the fees and costs of its own counsel.

               (d) Prospectus Delivery The Warrantholder shall comply with the prospectus delivery requirements of federal or state securities laws in connection with any registration. If any prospectus becomes outdated, inaccurate, or misleading, any Warrantholder shall cease using all such prospectuses upon notice thereof from the Company and shall return all copies of such prospectuses under control of such person to the Company.

               (e) "Market Stand-off" Agreement The Warrantholder shall not sell or otherwise transfer or dispose of any Registrable Securities or any other shares of Common Stock held by such persons, for a period of 180 days in connection with any IPO of the Company covering only the Company's securities and not those of any selling shareholder. The Warrantholder shall seek the written consent of the Underwriter to transfer, convey or assign any securities of the Company during the 180 day period specified above.

               (f) No Registration Required The Company shall not be required to effect a registration under this Section 8 if the Warrantholder would otherwise be able to publicly sell the number of shares sought to be registered at the time of the registration without registration pursuant to Rule 144 promulgated by the SEC as then in effect or pursuant to any other exemption from the registration provisions of the Act then available to the Warrantholder (collectively referred to as "Rule 144") so long as the purchaser thereof shall acquire shares that are not subject to any restriction on resale as may otherwise be imposed pursuant to Rule 144.

               (g) Termination of Rights The Company's obligations to register the Registrable Securities pursuant to this Section 8 shall cease and terminate as to the Registrable Securities upon the occurrence of either of the following:
(i) the registration of the Registrable Securities under the Act pursuant to the provisions of this Warrant; or (ii) at any time the Registrable Securities become freely transferable without registration under the Act. Upon becoming subject to the reporting requirements of the 1934 Act, the Company agrees to use its best efforts to make Rule 144 available to the Warrantholder and to continue do so until the expiration of the registration rights specified in Section 8 herein.

               (h) Duty to Cooperate The Company's obligations to register the Registrable Securities shall be further contingent upon the Warrantholder providing its full and complete cooperation to the Company in timely providing such information, documents, certifications and representations as the Company and its counsel or any Underwriter may determine to be necessary in order to prepare, file and otherwise complete the registration process with respect to the Registrable Securities.

               (i) Grant of Power of Attorney. The Warrantholder has granted to Randy Haag its full power of attorney to act on its behalf and in its stead with respect to all matters arising out of this Section 8, which power of attorney is deemed to be coupled with an interest and shall be irrevocable for the term of the Warrant.

        9. No Impairment. The Company will not, by amendment of its articles of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any voluntary action avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

        10.    Miscellaneous Matters.

               (a) As used herein, the term "Warrant Stock" shall mean the Company's presently authorized Common Stock no par value, and stock of any other series or class into which such presently authorized Common Stock may hereafter have been converted or changed pursuant to any recapitalization or change in such Common Stock.

               (b) As used herein, the word "person" shall mean an individual or entity.

               (c) This Warrant and the name and address of the holder will be registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the owner of this Warrant for all purposes.

               (d) This Warrant shall be governed by and interpreted in accordance with the internal laws, and not the law of conflicts, of the State of California.

               (e) Successors and assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Warrant by or on behalf of any of the parties hereto shall bind and inure to the benefit of respective successors and assigns of the parties to the extent permitted by law.

               (f) Attorney Fees. In the event arbitration, suit or action is brought by any party under this Warrant to enforce any of its terms, and in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the arbitrator, trial court, or appellate court.

               (g) Savings Clause. If any provision of this Warrant, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Warrant, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

               (h) Specific Performance. Each party's obligation under this Warrant is unique. If any party should default in its obligations under this Warrant, the parties each acknowledge that it may be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other rights or remedies available, may sue in equity for specific performance, and upon satisfactory proof thereof, it may be entitled to obtain such specific performance.

        IN WITNESS WHEREOF, the Company has executed this Warrant effective as of the date first written above.

                                  LEGACY BRANDS, INC.,
                                  a California corporation



                                  By: /s/ THOMAS E. KEES
                                      ------------------------------------------
                                      THOMAS E. KEES,  President



                                  By: /s/ CRAIG CONNERTY
                                      ------------------------------------------
                                       CRAIG CONNERTY, Chief Financial Officer

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT


                                           ________________________ , 19__


To:  Legacy Brands, Inc.

               The undersigned, pursuant to the provisions set forth in Warrant No. 96-____, hereby agrees to subscribe for and purchase shares of the Warrant Stock covered by such Warrant, and makes payment herewith in full for such Warrant Stock at the Exercise Price.

                                        Signature:
                                                 -------------------------------
                                        Printed Name
                                        and Title:
                                                  ------------------------------
                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                           --------------------------------------


                                   ASSIGNMENT

               FOR VALUE RECEIVED ______________________________hereby sells, assigns and transfers all of the rights of the undersigned under Warrant No. 96-__, with respect to the number of shares of Warrant Stock covered thereby set forth below unto:

Name of Assignee             Address                             No. of Shares
----------------             -------                             -------------


______________________________________________________________________________

                      ____________________________________


               Dated:____________________________  , 19__


                                        Signature:
                                                 -------------------------------
                                        Printed Name
                                        and Title:
                                                  ------------------------------
                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT FOR THE HOLDER'S OWN ACCOUNT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF THE SECURITIES. NEITHER THE WARRANT NOR THE SECURITIES HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). AN OFFER TO SELL OR TRANSFER OR THE SALE OR TRANSFER OF THIS WARRANT OR THESE SECURITIES IS UNLAWFUL UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT, AS APPLICABLE, UNDER THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS IS AVAILABLE AND AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

THIS WARRANT IS SUBJECT TO A POWER OF ATTORNEY REGARDING THE
EXERCISE OF REGISTRATION RIGHTS

Warrant No. 98-003


                          COMMON STOCK PURCHASE WARRANT

                                 JANUARY 1, 1998


        THIS CERTIFIES THAT, for value received, Thomas O' Stasic, Sr. ("Warrantholder") is entitled to subscribe for and purchase from Legacy Brands, Inc., a California corporation (the "Company"), that number of shares of the Company's Common Stock, no par value, as set forth in Section 4 (b) hereof at the Exercise Price (as hereafter determined) at any time from the date hereof to and including the Expiration Date (as defined below), subject to the terms and conditions stated herein. For purposes of this Warrant, the term "Expiration Date" shall mean 5:00 p.m. Pacific time on April 15, 1999, except as set forth in Section 1(b) hereof.

        1. Exercise of Warrant.

               a) The rights represented by this Warrant may be exercised, in whole or in part (subject to the minimum exercise limitation set forth in this Section 1), by the holder hereof at any time on or before the Expiration date by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Exhibit A to the Company at its principal executive office, or such other place as the Company shall designate in writing, accompanied by payment for the Warrant Stock (as defined in Section 10) so subscribed for in cash or check, in good funds or, subject to the good faith determination by the Company as to the creditworthiness of the holder at the time, the issuance by the holder of its promissory note to the Company (the "Note") for up to the full exercise price of all of the warrants, with any differential payable by cash or check, which Note shall bear interest at the rate of seven percent (7%) per annum, all due and payable one year from the date of issuance. Any shares for which a Note shall have been given to the Company as payment shall not be deemed issued until such time as that portion of the Note pertaining to such shares shall have been paid in full and the holder of such shares shall have no rights with respect thereto, including, but not by way of limitation, the right to vote, nor may such shares be transferred. In the event of a partial exercise of this Warrant, a substitute Warrant representing the number of shares of Warrant Stock which were not acquired upon the exercise of the Warrant shall be issued to the holder of this Warrant. No exercise of this Warrant may be made for less than one fourth of the number of shares of Warrant Stock initially subject to this Warrant or such lesser number as shall then constitute the balance of shares purchasable hereunder.

        b) If at any time prior to the Expiration Date, the Company shall be engaged in an offering of its securities, including any time determined, in good faith by the Company or its Underwriter as hereinafter defined, to be "quiet periods" during which its securities may not be offered for sale or sold, or if at any other time or for any reason the Company or its Underwriter (as hereinafter defined) shall, in good faith, determine that these Warrants may not be exercised ( the period during which such inability to exercise shall exist shall be referred to as the "Offering Period," which Offering Period may not in each instance exceed a period of 90 days, it being recognized that such an Offering Period may both precede and follow an offering of the securities of the Company, with each such period being a separate Offering Period for the purposes of this provision), the Expiration Date shall be extended by the same number of days as the Offering Period.

        2. Investment Representation. The holder by accepting this Warrant represents that the Warrant is acquired for the holder's own account for investment purposes and not with a view to any offering or distribution and that the holder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Stock in violation of applicable securities laws. Upon exercise, the holder will confirm, in respect of securities obtained upon such exercise, that the holder is acquiring such securities for the holder's own account and not with a view to any offering or distribution in violation of applicable securities laws. The holder acknowledges that the certificate(s) representing the Warrant Stock issued upon exercise of this Warrant shall be endorsed with the legend set forth on this Warrant and all other legends, if any, required by applicable federal, state and foreign securities laws to be placed on the certificate(s).

        3. Validity of Warrant Stock. The Company warrants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Warrant Stock to provide for the exercise of this Warrant.

        4. Exercise Price; Number of Warrant Shares.

               (a) The Exercise Price shall be $1.00, subject to adjustment pursuant to this Section 4.

               (b) The number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be 5,000.

               (c) Upon occurrence of any of the following, the Exercise Price and the number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be adjusted as follows:

                      (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision, or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

                      (ii) If at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

               (d) All calculations under this Section 4 shall be made to the nearest cent or to the nearest whole share, as the case may be. No fractional shares of Warrant Stock shall be issued upon exercise of this Warrant. Any fractional shares of Warrant Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

               (e) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

               (f) A calculation of any adjustment under this Section 4 evidenced by a certificate of any firm of independent certified public accountants of recognized standing selected by the Company and satisfactory to the holder hereof (which may be the firm of independent certified public accountants regularly employed by the Company) shall be presumed a correct calculation of the adjustment for purposes of this Section 4. The foregoing presumption shall constitute a rebuttable presumption, with the party disputing the calculation bearing the burden of proving the incorrectness of the calculation.

        5. Notice of Certain Events. If at any time:

               (a) The Company shall declare any dividend upon the Common Stock, whether payable in cash, property or capital stock, or make any distribution to the holders of Common Stock;

               (b) There shall be any recapitalization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation;

               (c) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (d) The Company shall propose to enter into a transaction not covered by the preceding paragraphs (a) through (c), then, in each case, the Company shall give to the holder of this Warrant, at the holder's address registered on the books of the Company, not less than 20 days' prior written notice of the proposed event, by first class certified mail, postage prepaid and return receipt requested, of (i) the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which stockholders will be entitled to vote on such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; (ii) the date on which the vote shall be taken concerning such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; and (iii) the date on which such dividend or distribution is to be paid or such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be, is to be effective. Such notice shall also specify the date as of which the record holders of capital stock of the Company shall participate in said dividend or distribution or shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

        6. Transfer of Warrant.

               (a) Subject to Section 6 (b) below, the holder of this Warrant agrees to give the Company not less than 20 days' prior written notice before transferring this Warrant. The foregoing notice shall describe the manner of any proposed transfer of this Warrant or any interest therein and the consideration to be received by the holder.

               (b) Each assignment of this Warrant shall be deemed a partitioned right which is separately enforceable by the assignee, transferee or other beneficiary. Each assignee, transferee or other beneficiary shall be entitled to the full benefit of the Warrant assigned, subject to any conditions to which the Warrant is subject and provided always that such assignee, transferee or other beneficiary shall carry out all the obligations, liabilities and responsibilities of the holder of the Warrant hereunder. No person, company or other entity may enjoy the benefit of any Warrant unless it is an accredited investor as that term is defined in Regulation D of the Securities Act of 1933, as amended (the "Act"), and such party executes and delivers to the Company certain subscription documents evidencing the investor's status and has a pre-existing business or financial relationship with the Warrantholder.

               (c) No transfer or assignment of this Warrant shall be made without compliance with the provisions of Section 2 and the legend set forth on the first page of this Warrant.

               (d) Notwithstanding the provisions of Section 6(b) above, this Warrant may not be assigned, held in trust, or otherwise transferred to any person or entity in amounts of less than one fourth of the number of shares subject to this Warrant.

        7. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

        8. Reporting Company; Registration Rights

               (a) Registration Rights. The Warrantholder shall, until December 31, 1999 (the "Registration Period"), which Registration Period shall be extended by the amount of time equal to any Offering Period, have the following registration rights on two occasions only.

                      (i) If the Warrantholder requests ("Demand Registration Request") that the Company file a registration statement under the Act ("Registration Statement"), the Company agrees to use its best efforts to file a Registration Statement covering the shares of Common Stock underlying this Warrant (collectively the "Demand Registrable Securities") if so requested and to obtain effectiveness thereof, to file post-effective amendments, and to make appropriate qualifications under federal and state securities laws as may be requested except in any jurisdiction where the Company would be required to execute a general consent to service of process unless otherwise required to do so by the Act or any applicable law. The Company shall keep such Registration Statement effective for a period of twelve (12) months. Such rights are hereinafter referred to as the "Demand Registration Rights." The Company shall be obligated to file a Registration Statement and include the Demand Registrable Securities, or any part thereof, only if the Underwriter, as herein defined, determines, in its sole discretion, that the filing of a Registration Statement and inclusion of such Demand Registrable Securities will not have a material adverse affect on a current or proposed offering of any securities of the Company (the "Offering"), provided that the Underwriter shall not unreasonably withhold its consent to the inclusion of the Demand Registrable Securities in the registration statement and that such Registration Statement includes securities only on behalf of the Company and has been filed or will be filed within sixty days of the Company's receipt of a Demand Registration Request. The Demand Registration Rights may be delayed by the Company for a period of sixty days on one occasion only every twelve months, except in the event of an initial public offering ("IPO") of its securities. To the extent the Underwriter shall determine not to include some or all of the Demand Registrable Securities, then the Demand Registration Rights shall continue to be in force and effect as to such Demand Registrable Securities which has not been registered. In the event the Company has filed a Registration Statement under the Act pursuant to an IPO or will do so within sixty days of its receipt of a Demand Registration request, the Company shall have the right to delay the exercise of the Demand Registration Rights until the completion of the Company's IPO; but in no event shall such delay exceed an aggregate of one hundred twenty (120) days. The Warrantholder shall not be entitled to more than one Demand Registration request in any one fiscal year of the Company. For the purposes of this Section 8, the term, the Underwriter, shall include the representatives of the Underwriters in any proposed Offering and any other Underwriter or investment banker with which the Company has or may have a contractual relationship from time to time.

               (ii) In the event of an IPO whereby only securities on behalf of the

Company are being registered and not those of any selling shareholder, the Warrantholder agrees not to sell, transfer, or otherwise dispose of any Warrant Stock or Registrable Securities for a period of one hundred eighty (180) days and shall enter into a customary lock-up agreement required by the Underwriter. The Warrantholder agrees that stop transfer instructions may be given to the Company's transfer agent regarding the foregoing lock-up arrangement.

               (b) Information and Documents. In the event the Company shall be required by the provisions of this Section 8 to effect the registration of any securities, the Warrantholder shall furnish, in writing, such information as is reasonably requested by the Company or the Underwriter or their representatives, including their representative legal counsel and accountants, for inclusion in the Registration Statement relating to such Offering and such other information and documentation as the Company shall request. In addition, the Warrantholder shall execute and deliver such agreements certifications and other documents, including, without limitation, selling shareholder instructions, powers-of-attorney, and custody agreements, as the Company or Underwriter may reasonably request. The Company's obligation to register any securities hereunder shall be subject to the fulfilment of the duty of the Warrantholder to cooperate fully with the Company and the Underwriter and their representatives in the preparation of the Registration Statement covering any securities registrable pursuant to Section 8.

               (c) Expenses. All expenses incurred in connection with any registration under this Section 8, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any special audits incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to any sales of securities herein are called "Selling Expenses." The Company will pay all Registration Expenses in connection with any registration pursuant to this Section 8. To the extent allowed by law, the Company shall bear the Selling Expenses. Otherwise, all Selling Expenses in connection with any registration pursuant to Section 8 shall be borne by the Company, the Warrantholder and any other shareholders whose shares are to be included in the Registration Statement, pro rata in proportion to the shares registered thereby being sold or registered by each of them. The Warrantholder shall bear the fees and costs of its own counsel.

               (d) Prospectus Delivery. The Warrantholder shall comply with the prospectus delivery requirements of federal or state securities laws in connection with any registration. If any prospectus becomes outdated, inaccurate, or misleading, any Warrantholder shall cease using all such prospectuses upon notice thereof from the Company and shall return all copies of such prospectuses under control of such person to the Company.

               (e) "Market Stand-off" Agreement. The Warrantholder shall not sell or otherwise transfer or dispose of any Registrable Securities or any other shares of Common Stock held by such persons, for a period of 180 days in connection with any IPO of the Company covering only the Company's securities and not those of any selling shareholder. The Warrantholder shall seek the written consent of the Underwriter to transfer, convey or assign any securities of the Company during the 180 day period specified above.

               (f) No Registration Required. The Company shall not be required to effect a registration under this Section 8 if the Warrantholder would otherwise be able to publicly sell the number of shares sought to be registered at the time of the registration without registration pursuant to Rule 144 promulgated by the SEC as then in effect or pursuant to any other exemption from the registration provisions of the Act then available to the Warrantholder (collectively referred to as "Rule 144") so long as the purchaser thereof shall acquire shares that are not subject to any restriction on resale as may otherwise be imposed pursuant to Rule 144.

               (g) Termination of Rights. The Company's obligations to register the Registrable Securities pursuant to this Section 8 shall cease and terminate as to the Registrable Securities upon the occurrence of either of the following:
(i) the registration of the Registrable Securities under the Act pursuant to the provisions of this Warrant; or (ii) at any time the Registrable Securities become freely transferable without registration under the Act. Upon becoming subject to the reporting requirements of the 1934 Act, the Company agrees to use its best efforts to make Rule 144 available to the Warrantholder and to continue do so until the expiration of the registration rights specified in Section 8 herein.

               (h) Duty to Cooperate. The Company's obligations to register the Registrable Securities shall be further contingent upon the Warrantholder providing its full and complete cooperation to the Company in timely providing such information, documents, certifications and representations as the Company and its counsel or any Underwriter may determine to be necessary in order to prepare, file and otherwise complete the registration process with respect to the Registrable Securities.

               (i) Grant of Power of Attorney. The Warrantholder has granted to Randy Haag its full power of attorney to act on its behalf and in its stead with respect to all matters arising out of this Section 8, which power of attorney is deemed to be coupled with an interest and shall be irrevocable for the term of the Warrant.

        9. No Impairment. The Company will not, by amendment of its articles of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any voluntary action avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

        10. Miscellaneous Matters.

               (a) As used herein, the term "Warrant Stock" shall mean the Company's presently authorized Common Stock no par value, and stock of any other series or class into which such presently authorized Common Stock may hereafter have been converted or changed pursuant to any recapitalization or change in such Common Stock.

               (b) As used herein, the word "person" shall mean an individual or entity.

               (c) This Warrant and the name and address of the holder will be registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the owner of this Warrant for all purposes.

               (d) This Warrant shall be governed by and interpreted in accordance with the internal laws, and not the law of conflicts, of the State of California.

               (e) Successors and assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Warrant by or on behalf of any of the parties hereto shall bind and inure to the benefit of respective successors and assigns of the parties to the extent permitted by law.

               (f) Attorney Fees. In the event arbitration, suit or action is brought by any party under this Warrant to enforce any of its terms, and in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the arbitrator, trial court, or appellate court.

               (g) Savings Clause. If any provision of this Warrant, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Warrant, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

               (h) Specific Performance. Each party's obligation under this Warrant is unique. If any party should default in its obligations under this Warrant, the parties each acknowledge that it may be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other rights or remedies available, may sue in equity for specific performance, and upon satisfactory proof thereof, it may be entitled to obtain such specific performance.

        IN WITNESS WHEREOF, the Company has executed this Warrant effective as of the date first written above.

                              LEGACY BRANDS, INC.,
                              a California corporation



                              By: /s/ THOMAS E. KEES
                                  ----------------------------------------------
                                  THOMAS E. KEES,  President



                              By: /s/ CRAIG CONNERTY
                                  ----------------------------------------------
                                  CRAIG CONNERTY, Chief Financial Officer

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT


                                      ________________________ , 19__


To:     Legacy Brands, Inc.

               The undersigned, pursuant to the provisions set forth in Warrant No. 96-____, hereby agrees to subscribe for and purchase ____________ shares of the Warrant Stock covered by such Warrant, and makes payment herewith in full for such Warrant Stock at the Exercise Price.

                                        Signature:
                                                  -----------------------------
                                        Printed Name
                                        and Title:
                                                  ------------------------------
                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------


                                   ASSIGNMENT

               FOR VALUE RECEIVED __________ hereby sells, assigns and transfers all of the rights of the undersigned under Warrant No. 96-____, with respect to the number of shares of Warrant Stock covered thereby set forth below unto:

Name of Assignee             Address                             No. of Shares
----------------             -------                             -------------

------------------------------------------------------------------------------


                   Dated:______________________________, 19__


                                        Signature:
                                                  -----------------------------
                                        Printed Name
                                        and Title:
                                                  ------------------------------
                                        Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT FOR THE HOLDER'S OWN ACCOUNT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF THE SECURITIES. NEITHER THE WARRANT NOR THE SECURITIES HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). AN OFFER TO SELL OR TRANSFER OR THE SALE OR TRANSFER OF THIS WARRANT OR THESE SECURITIES IS UNLAWFUL UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT, AS APPLICABLE, UNDER THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS IS AVAILABLE AND AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

THIS WARRANT IS SUBJECT TO A POWER OF ATTORNEY REGARDING THE
EXERCISE OF REGISTRATION RIGHTS

Warrant No.    98-004


COMMON STOCK PURCHASE WARRANT

JANUARY 1, 1998


        THIS CERTIFIES THAT, for value received, Steve Jizmagian ("Warrantholder") is entitled to subscribe for and purchase from Legacy Brands, Inc., a California corporation (the "Company"), that number of shares of the Company's Common Stock, no par value, as set forth in Section 4 (b) hereof at the Exercise Price (as hereafter determined) at any time from the date hereof to and including the Expiration Date (as defined below), subject to the terms and conditions stated herein. For purposes of this Warrant, the term "Expiration Date" shall mean 5:00 p.m. Pacific time on April 15, 1999, except as set forth in Section 1(b) hereof.

        1. Exercise of Warrant.

               a) The rights represented by this Warrant may be exercised, in whole or in part (subject to the minimum exercise limitation set forth in this Section 1), by the holder hereof at any time on or before the Expiration date by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Exhibit A to the Company at its principal executive office, or such other place as the Company shall designate in writing, accompanied by payment for the Warrant Stock (as defined in Section 10) so subscribed for in cash or check, in good funds or, subject to the good faith determination by the Company as to the creditworthiness of the holder at the time, the issuance by the holder of its promissory note to the Company (the "Note") for up to the full exercise price of all of the warrants, with any differential payable by cash or check, which Note shall bear interest at the rate of seven percent (7%) per annum, all due and payable one year from the date of issuance. Any shares for which a Note shall have been given to the Company as payment shall not be deemed issued until such time as that portion of the Note pertaining to such shares shall have been paid in full and the holder of such shares shall have no rights with respect thereto, including, but not by way of limitation, the right to vote, nor may such shares be transferred. In the event of a partial exercise of this Warrant, a substitute Warrant representing the number of shares of Warrant Stock which were not acquired upon the exercise of the Warrant shall be issued to the holder of this Warrant. No exercise of this Warrant may be made for less than one fourth of the number of shares of Warrant Stock initially subject to this Warrant or such lesser number as shall then constitute the balance of shares purchasable hereunder.

        b) If at any time prior to the Expiration Date, the Company shall be engaged in an offering of its securities, including any time determined, in good faith by the Company or its Underwriter as hereinafter defined, to be "quiet periods" during which its securities may not be offered for sale or sold, or if at any other time or for any reason the Company or its Underwriter (as hereinafter defined) shall, in good faith, determine that these Warrants may not be exercised ( the period during which such inability to exercise shall exist shall be referred to as the "Offering Period," which Offering Period may not in each instance exceed a period of 90 days, it being recognized that such an Offering Period may both precede and follow an offering of the securities of the Company, with each such period being a separate Offering Period for the purposes of this provision), the Expiration Date shall be extended by the same number of days as the Offering Period.

        2. Investment Representation. The holder by accepting this Warrant represents that the Warrant is acquired for the holder's own account for investment purposes and not with a view to any offering or distribution and that the holder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Stock in violation of applicable securities laws. Upon exercise, the holder will confirm, in respect of securities obtained upon such exercise, that the holder is acquiring such securities for the holder's own account and not with a view to any offering or distribution in violation of applicable securities laws. The holder acknowledges that the certificate(s) representing the Warrant Stock issued upon exercise of this Warrant shall be endorsed with the legend set forth on this Warrant and all other legends, if any, required by applicable federal, state and foreign securities laws to be placed on the certificate(s).

        3. Validity of Warrant Stock. The Company warrants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Warrant Stock to provide for the exercise of this Warrant.

        4. Exercise Price; Number of Warrant Shares.

               (a) The Exercise Price shall be $1.00, subject to adjustment pursuant to this Section 4.

               (b) The number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be 20,000.

               (c) Upon occurrence of any of the following, the Exercise Price and the number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be adjusted as follows:

                      (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision, or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

                      (ii) If at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

               (d) All calculations under this Section 4 shall be made to the nearest cent or to the nearest whole share, as the case may be. No fractional shares of Warrant Stock shall be issued upon exercise of this Warrant. Any fractional shares of Warrant Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

               (e) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

               (f) A calculation of any adjustment under this Section 4 evidenced by a certificate of any firm of independent certified public accountants of recognized standing selected by the Company and satisfactory to the holder hereof (which may be the firm of independent certified public accountants regularly employed by the Company) shall be presumed a correct calculation of the adjustment for purposes of this Section 4. The foregoing presumption shall constitute a rebuttable presumption, with the party disputing the calculation bearing the burden of proving the incorrectness of the calculation.

        5. Notice of Certain Events. If at any time:

               (a) The Company shall declare any dividend upon the Common Stock, whether payable in cash, property or capital stock, or make any distribution to the holders of Common Stock;

               (b) There shall be any recapitalization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation;

               (c) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (d) The Company shall propose to enter into a transaction not covered by the preceding paragraphs (a) through (c), then, in each case, the Company shall give to the holder of this Warrant, at the holder's address registered on the books of the Company, not less than 20 days' prior written notice of the proposed event, by first class certified mail, postage prepaid and return receipt requested, of (i) the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which stockholders will be entitled to vote on such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; (ii) the date on which the vote shall be taken concerning such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; and (iii) the date on which such dividend or distribution is to be paid or such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be, is to be effective. Such notice shall also specify the date as of which the record holders of capital stock of the Company shall participate in said dividend or distribution or shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

        6. Transfer of Warrant.

               (a) Subject to Section 6 (b) below, the holder of this Warrant agrees to give the Company not less than 20 days' prior written notice before transferring this Warrant. The foregoing notice shall describe the manner of any proposed transfer of this Warrant or any interest therein and the consideration to be received by the holder.

               (b) Each assignment of this Warrant shall be deemed a partitioned right which is separately enforceable by the assignee, transferee or other beneficiary. Each assignee, transferee or other beneficiary shall be entitled to the full benefit of the Warrant assigned, subject to any conditions to which the Warrant is subject and provided always that such assignee, transferee or other beneficiary shall carry out all the obligations, liabilities and responsibilities of the holder of the Warrant hereunder. No person, company or other entity may enjoy the benefit of any Warrant unless it is an accredited investor as that term is defined in Regulation D of the Securities Act of 1933, as amended (the "Act"), and such party executes and delivers to the Company certain subscription documents evidencing the investor's status and has a pre-existing business or financial relationship with the Warrantholder.

               (c) No transfer or assignment of this Warrant shall be made without compliance with the provisions of Section 2 and the legend set forth on the first page of this Warrant.

               (d) Notwithstanding the provisions of Section 6(b) above, this Warrant may not be assigned, held in trust, or otherwise transferred to any person or entity in amounts of less than one fourth of the number of shares subject to this Warrant.

        7. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

        8. Reporting Company; Registration Rights

               (a) Registration Rights The Warrantholder shall, until December 31, 1999 (the "Registration Period"), which Registration Period shall be extended by the amount of time equal to any Offering Period, have the following registration rights on two occasions only.

                      (i) If the Warrantholder requests ("Demand Registration Request") that the Company file a registration statement under the Act ("Registration Statement"), the Company agrees to use its best efforts to file a Registration Statement covering the shares of Common Stock underlying this Warrant (collectively the "Demand Registrable Securities") if so requested and to obtain effectiveness thereof, to file post-effective amendments, and to make appropriate qualifications under federal and state securities laws as may be requested except in any jurisdiction where the Company would be required to execute a general consent to service of process unless otherwise required to do so by the Act or any applicable law. The Company shall keep such Registration Statement effective for a period of twelve (12) months. Such rights are hereinafter referred to as the "Demand Registration Rights." The Company shall be obligated to file a Registration Statement and include the Demand Registrable Securities, or any part thereof, only if the Underwriter, as herein defined, determines, in its sole discretion, that the filing of a Registration Statement and inclusion of such Demand Registrable Securities will not have a material adverse affect on a current or proposed offering of any securities of the Company (the "Offering"), provided that the Underwriter shall not unreasonably withhold its consent to the inclusion of the Demand Registrable Securities in the registration statement and that such Registration Statement includes securities only on behalf of the Company and has been filed or will be filed within sixty days of the Company's receipt of a Demand Registration Request. The Demand Registration Rights may be delayed by the Company for a period of sixty days on one occasion only every twelve months, except in the event of an initial public offering ("IPO") of its securities. To the extent the Underwriter shall determine not to include some or all of the Demand Registrable Securities, then the Demand Registration Rights shall continue to be in force and effect as to such Demand Registrable Securities which has not been registered. In the event the Company has filed a Registration Statement under the Act pursuant to an IPO or will do so within sixty days of its receipt of a Demand Registration request, the Company shall have the right to delay the exercise of the Demand Registration Rights until the completion of the Company's IPO; but in no event shall such delay exceed an aggregate of one hundred twenty (120) days. The Warrantholder shall not be entitled to more than one Demand Registration request in any one fiscal year of the Company. For the purposes of this Section 8, the term, the Underwriter, shall include the representatives of the Underwriters in any proposed Offering and any other Underwriter or investment banker with which the Company has or may have a contractual relationship from time to time.

               (ii) In the event of an IPO whereby only securities on behalf of the

Company are being registered and not those of any selling shareholder, the Warrantholder agrees not to sell, transfer, or otherwise dispose of any Warrant Stock or Registrable Securities for a period of one hundred eighty (180) days and shall enter into a customary lock-up agreement required by the Underwriter. The Warrantholder agrees that stop transfer instructions may be given to the Company's transfer agent regarding the foregoing lock-up arrangement.

               (b) Information and Documents In the event the Company shall be required by the provisions of this Section 8 to effect the registration of any securities, the Warrantholder shall furnish, in writing, such information as is reasonably requested by the Company or the Underwriter or their representatives, including their representative legal counsel and accountants, for inclusion in the Registration Statement relating to such Offering and such other information and documentation as the Company shall request. In addition, the Warrantholder shall execute and deliver such agreements certifications and other documents, including, without limitation, selling shareholder instructions, powers-of-attorney, and custody agreements, as the Company or Underwriter may reasonably request. The Company's obligation to register any securities hereunder shall be subject to the fulfilment of the duty of the Warrantholder to cooperate fully with the Company and the Underwriter and their representatives in the preparation of the Registration Statement covering any securities registrable pursuant to Section 8.

               (c) Expenses. All expenses incurred in connection with any registration under this Section 8, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any special audits incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to any sales of securities herein are called "Selling Expenses." The Company will pay all Registration Expenses in connection with any registration pursuant to this Section 8. To the extent allowed by law, the Company shall bear the Selling Expenses. Otherwise, all Selling Expenses in connection with any registration pursuant to Section 8 shall be borne by the Company, the Warrantholder and any other shareholders whose shares are to be included in the Registration Statement, pro rata in proportion to the shares registered thereby being sold or registered by each of them. The Warrantholder shall bear the fees and costs of its own counsel.

               (d) Prospectus Delivery The Warrantholder shall comply with the prospectus delivery requirements of federal or state securities laws in connection with any registration. If any prospectus becomes outdated, inaccurate, or misleading, any Warrantholder shall cease using all such prospectuses upon notice thereof from the Company and shall return all copies of such prospectuses under control of such person to the Company.

               (e) "Market Stand-off" Agreement The Warrantholder shall not sell or otherwise transfer or dispose of any Registrable Securities or any other shares of Common Stock held by such persons, for a period of 180 days in connection with any IPO of the Company covering only the Company's securities and not those of any selling shareholder. The Warrantholder shall seek the written consent of the Underwriter to transfer, convey or assign any securities of the Company during the 180 day period specified above.

               (f) No Registration Required The Company shall not be required to effect a registration under this Section 8 if the Warrantholder would otherwise be able to publicly sell the number of shares sought to be registered at the time of the registration without registration pursuant to Rule 144 promulgated by the SEC as then in effect or pursuant to any other exemption from the registration provisions of the Act then available to the Warrantholder (collectively referred to as "Rule 144") so long as the purchaser thereof shall acquire shares that are not subject to any restriction on resale as may otherwise be imposed pursuant to Rule 144.

               (g) Termination of Rights The Company's obligations to register the Registrable Securities pursuant to this Section 8 shall cease and terminate as to the Registrable Securities upon the occurrence of either of the following:
(i) the registration of the Registrable Securities under the Act pursuant to the provisions of this Warrant; or (ii) at any time the Registrable Securities become freely transferable without registration under the Act. Upon becoming subject to the reporting requirements of the 1934 Act, the Company agrees to use its best efforts to make Rule 144 available to the Warrantholder and to continue do so until the expiration of the registration rights specified in Section 8 herein.

               (h) Duty to Cooperate The Company's obligations to register the Registrable Securities shall be further contingent upon the Warrantholder providing its full and complete cooperation to the Company in timely providing such information, documents, certifications and representations as the Company and its counsel or any Underwriter may determine to be necessary in order to prepare, file and otherwise complete the registration process with respect to the Registrable Securities.

               (i) Grant of Power of Attorney. The Warrantholder has granted to Randy Haag its full power of attorney to act on its behalf and in its stead with respect to all matters arising out of this Section 8, which power of attorney is deemed to be coupled with an interest and shall be irrevocable for the term of the Warrant.

        9. No Impairment. The Company will not, by amendment of its articles of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any voluntary action avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

        10. Miscellaneous Matters.

               (a) As used herein, the term "Warrant Stock" shall mean the Company's presently authorized Common Stock no par value, and stock of any other series or class into which such presently authorized Common Stock may hereafter have been converted or changed pursuant to any recapitalization or change in such Common Stock.

               (b) As used herein, the word "person" shall mean an individual or entity.

               (c) This Warrant and the name and address of the holder will be registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the owner of this Warrant for all purposes.

               (d) This Warrant shall be governed by and interpreted in accordance with the internal laws, and not the law of conflicts, of the State of California.

               (e) Successors and assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Warrant by or on behalf of any of the parties hereto shall bind and inure to the benefit of respective successors and assigns of the parties to the extent permitted by law.

               (f) Attorney Fees. In the event arbitration, suit or action is brought by any party under this Warrant to enforce any of its terms, and in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the arbitrator, trial court, or appellate court.

               (g) Savings Clause. If any provision of this Warrant, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Warrant, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

               (h) Specific Performance. Each party's obligation under this Warrant is unique. If any party should default in its obligations under this Warrant, the parties each acknowledge that it may be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other rights or remedies available, may sue in equity for specific performance, and upon satisfactory proof thereof, it may be entitled to obtain such specific performance.

        IN WITNESS WHEREOF, the Company has executed this Warrant effective as of the date first written above.

                                    LEGACY BRANDS, INC.,
                                    a California corporation



                                    By: /s/ THOMAS E. KEES
                                       -----------------------------------------
                                       THOMAS E. KEES,  President



                                    By: /s/ CRAIG CONNERTY
                                        ----------------------------------------
                                        CRAIG CONNERTY, Chief Financial Officer

                                   EXHIBIT A

                             SUBSCRIPTION AGREEMENT


                                                    _____________________, 19___


To:     Legacy Brands, Inc.

               The undersigned, pursuant to the provisions set forth in Warrant No. 96-__ , hereby agrees to subscribe for and purchase ________________ shares of the Warrant Stock covered by such Warrant, and makes payment herewith in full for such Warrant Stock at the Exercise Price.

                                         Signature:
                                                  ------------------------------
                                         Printed Name
                                         and Title:
                                                   -----------------------------
                                         Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                              ------------------------------------

                                   ASSIGNMENT

               FOR VALUE RECEIVED ___________________________________hereby sells, assigns and transfers all of the rights of the undersigned under Warrant No. 96-__, with respect to the number of shares of Warrant Stock covered thereby set forth below unto:

Name of Assignee             Address                             No. of Shares
----------------             -------                             -------------

------------------------------------------------------------------------------

                             ------------------------------------------

               Dated: _________________________ , 19 __


                                         Signature:
                                                  ------------------------------
                                         Printed Name
                                         and Title:
                                                   -----------------------------
                                         Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT FOR THE HOLDER'S OWN ACCOUNT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF THE SECURITIES. NEITHER THE WARRANT NOR THE SECURITIES HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). AN OFFER TO SELL OR TRANSFER OR THE SALE OR TRANSFER OF THIS WARRANT OR THESE SECURITIES IS UNLAWFUL UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT, AS APPLICABLE, UNDER THE SECURITIES ACT OR APPLICABLE BLUE SKY LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS IS AVAILABLE AND AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

Warrant No. 98RH-001a

                          COMMON STOCK PURCHASE WARRANT

                                 JANUARY 1, 1998

        THIS CERTIFIES THAT, for value received, Randy Haag ("Warrantholder") is entitled to subscribe for and purchase from Legacy Brands, Inc., a California corporation (the "Company"), that number of shares of the Company's Common Stock, no par value, established in Section 4 (b) hereof at the Exercise Price (as hereafter determined) at any time from the date hereof to and including the Expiration Date (as defined below), subject to the terms and conditions stated herein. For purposes of this Warrant, the term "Expiration Date" shall mean 5:00 p.m. Pacific time on December 31, 2002, except as set forth in Sections 1(a) and 1(b) hereof.

        1. Exercise of Warrant.

               (a) The rights represented by this Warrant may be exercised, in whole or in part (subject to the minimum exercise limitation set forth in this Section 1), by the holder hereof at any time commencing 90 days following the closing of the Company's initial underwritten public offering of its securities (the "Initial Offering Period") and continuing to any time on or before the Expiration date. The Expiration Date shall be extended by an amount of time equal to the Initial Offering Period (including the 90 day waiting period). Except as set forth in Section 1(b) hereof, the Warrant shall be exercisable under any circumstances commencing on April 1, 1999, in which instance the Expiration Date shall be extended to March 31, 2004. The Warrant shall be exercised by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form attached hereto as Exhibit A to the Company at its principal executive office, or such other place as the Company shall designate in writing, accompanied by payment for the Warrant Stock (as defined in Section 10) so subscribed for in cash or check, in good funds or, subject to the good faith determination by the Company as to the creditworthiness of the holder at the time, the issuance by the holder of its promissory note to the Company (the "Note") for up to the full exercise price of all of the warrants, with any differential payable by cash or check, which Note shall bear interest at the rate of seven percent (7%) per annum, all due and payable one year from the date of issuance. Any shares for which a Note shall have been given to the Company as payment shall not be deemed issued until such time as that portion of the Note pertaining to such shares shall have been paid in full and the holder of such shares shall have no rights with respect thereto, including, but not by way of limitation, the right to vote, nor may such shares be transferred. In the event of a partial exercise of this Warrant, a substitute Warrant representing the number of shares of Warrant Stock which were not acquired upon the exercise of the Warrant shall be issued to the holder of this Warrant. No exercise of this Warrant may be made for less than one fourth of the number of shares of Warrant Stock initially subject to this Warrant or such lesser number as shall then constitute the balance of shares purchasable hereunder.

               (b) If at any time prior to the Expiration Date, the Company shall be engaged in an offering of its securities, including any time determined, in good faith by the Company or its Underwriter as hereinafter defined, to be "quiet periods" during which its securities may not be offered for sale or sold, or if at any other time or for any reason the Company or its Underwriter (as hereinafter defined) shall, in good faith, determine that these Warrants may not be exercised ( the period during which such inability to exercise shall exist shall be referred to as the "Offering Period," which Offering Period may not in each instance exceed a period of 90 days, it being recognized that such an Offering Period may both precede and follow an offering of the securities of the Company, with each such period being a separate Offering Period for the purposes of this provision), the Expiration Date shall be extended by the same number of days as the Offering Period.

        2. Investment Representation. The holder by accepting this Warrant represents that the Warrant is acquired for the holder's own account for investment purposes and not with a view to any offering or distribution and that the holder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Stock in violation of applicable securities laws. Upon exercise, the holder will confirm, in respect of securities obtained upon such exercise, that the holder is acquiring such securities for the holder's own account and not with a view to any offering or distribution in violation of applicable securities laws. The holder acknowledges that the certificate(s) representing the Warrant Stock issued upon exercise of this Warrant shall be endorsed with the legend set forth on this Warrant and all other legends, if any, required by applicable federal, state and foreign securities laws to be placed on the certificate(s).

        3. Validity of Warrant Stock. The Company warrants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Warrant Stock to provide for the exercise of this Warrant.

        4. Exercise Price; Number of Warrant Shares.

               (a) The Exercise Price shall be $7.50, subject to adjustment pursuant to this Section 4 after giving effect to a 1:3 reverse stock split to be effected by the Company.

               (b) The number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be 100,000 after giving effect to a 1:3 reverse stock split to be effected by the Company.

               (c) Upon occurrence of any of the following, the Exercise Price and the number of shares of Warrant Stock to be issued upon exercise of this Warrant shall be adjusted as follows:

                      (i) If at any time after the date hereof the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the record date of such stock dividend, subdivision, or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately increased in proportion to such increase of outstanding shares.

                      (ii) If at any time after the date that the 1:3 reverse stock split of the Company shall be effective, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Warrant Stock issuable on exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares.

               (d) All calculations under this Section 4 shall be made to the nearest cent or to the nearest whole share, as the case may be. No fractional shares of Warrant Stock shall be issued upon exercise of this Warrant. Any fractional shares of Warrant Stock which might otherwise be issued upon exercise of this Warrant shall be rounded to the nearest whole share (with one-half rounded up).

               (e) If the Exercise Price shall be adjusted, the Company shall prepare and mail to the holder hereof a certificate setting forth the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated, and (after giving effect to the adjustment) the Exercise Price.

               (f) A calculation of any adjustment under this Section 4 evidenced by a certificate of any firm of independent certified public accountants of recognized standing selected by the Company and satisfactory to the holder hereof (which may be the firm of independent certified public accountants regularly employed by the Company) shall be presumed a correct calculation of the adjustment for purposes of this Section 4. The foregoing presumption shall constitute a rebuttable presumption, with the party disputing the calculation bearing the burden of proving the incorrectness of the calculation.

        5. Notice of Certain Events. If at any time:

               (a) The Company shall declare any dividend upon the Common Stock, whether payable in cash, property or capital stock, or make any distribution to the holders of Common Stock;

               (b) There shall be any recapitalization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation;

               (c) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (d) The Company shall propose to enter into a transaction not covered by the preceding paragraphs (a) through (c), then, in each case, the Company shall give to the holder of this Warrant, at the holder's address registered on the books of the

Company, not less than 20 days' prior written notice of the proposed event, by first class certified mail, postage prepaid and return receipt requested, of (i) the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which stockholders will be entitled to vote on such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; (ii) the date on which the vote shall be taken concerning such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; and (iii) the date on which such dividend or distribution is to be paid or such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be, is to be effective. Such notice shall also specify the date as of which the record holders of capital stock of the Company shall participate in said dividend or distribution or shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

        6. Transfer of Warrant.

               (a) Each assignment of this Warrant shall be deemed a partitioned right which is separately enforceable by the assignee, transferee or other beneficiary. Each assignee, transferee or other beneficiary shall be entitled to the full benefit of the Warrant assigned, subject to any conditions to which the Warrant is subject and provided always that such assignee, transferee or other beneficiary shall carry out all the obligations, liabilities and responsibilities of the holder of the Warrant hereunder. No person, company or other entity may enjoy the benefit of any Warrant unless it is an accredited investor as that term is defined in Regulation D of the Securities Act of 1933, as amended (the "Act"), and such party executes and delivers to the Company certain subscription documents evidencing the investor's status and has a pre-existing business or financial relationship with the Warrantholder.

               (b) No transfer or assignment of this Warrant shall be made without compliance with the provisions of Section 2 and the legend set forth on the first page of this Warrant.

               (c) This Warrant may not be assigned, held in trust, or otherwise transferred to any person or entity in amounts of less than ten percent (10%) of the number of shares subject to this Warrant.

        7. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

        8. Reporting Company; Registration Rights

               (a) Registration Rights The Warrantholder shall, for a period of two years from the date of exercise of the Warrant (the "Registration Period") which Registration Period shall be extended by the amount of time equal to any Offering Period, have the following registration rights on two occasions only.

                      (i) If the Warrantholder requests ("Demand Registration Request") that the Company file a registration statement under the Act ("Registration Statement"), the Company agrees to use its best efforts to file a Registration Statement covering the shares of Common Stock underlying this Warrant (collectively the "Demand Registrable Securities") if so requested and to obtain effectiveness thereof, to file post-effective amendments, and to make appropriate qualifications under federal and state securities laws as may be requested except in any jurisdiction where the Company would be required to execute a general consent to service of process unless otherwise required to do so by the Act or any applicable law. The Company shall keep such Registration Statement effective for a period of twelve (12) months. Such rights are hereinafter referred to as the "Demand Registration Rights." The Company shall be obligated to file a Registration Statement and include the Demand Registrable Securities, or any part thereof, only if the Underwriter, as herein defined, determines, in its sole discretion, that the filing of a Registration Statement and inclusion of such Demand Registrable Securities will not have a material adverse affect on a current or proposed offering of any securities of the Company (the "Offering"), provided that the Underwriter shall not unreasonably withhold its consent to the inclusion of the Demand Registrable Securities in the registration statement and that such Registration Statement includes securities only on behalf of the Company and has been filed or will be filed within sixty days of the Company's receipt of a Demand Registration Request. The Demand Registration Rights may be delayed by the Company for a period of sixty days on one occasion only every twelve months, except in the event of an initial public offering ("IPO") of its securities. To the extent the Underwriter shall determine not to include some or all of the Demand Registrable Securities, then the Demand Registration Rights shall continue to be in force and effect as to such Demand Registrable Securities which has not been registered. In the event the Company has filed a Registration Statement under the Act pursuant to an IPO or will do so within sixty days of its receipt of a Demand Registration request, the Company shall have the right to delay the exercise of the Demand Registration Rights until the completion of the Company's IPO; but in no event shall such delay exceed an aggregate of one hundred twenty (120) days. The Warrantholder shall not be entitled to more than one Demand Registration request in any one fiscal year of the Company. For the purposes of this Section 8, the term, the Underwriter, shall include the representatives of the Underwriters in any proposed Offering and any other Underwriter or investment banker with which the Company has or may have a contractual relationship from time to time.

               (ii) In the event of an IPO whereby only securities on behalf of the Company are being registered and not those of any selling shareholder, the Warrantholder agrees not to sell, transfer, or otherwise dispose of any Warrant Stock or Registrable Securities for a period of one hundred eighty (180) days and shall enter into a customary lock-up agreement required by the Underwriter. The Warrantholder agrees that stop transfer instructions may be given to the Company's transfer agent regarding the foregoing lock-up arrangement.

               (b) Information and Documents In the event the Company shall be required by the provisions of this Section 8 to effect the registration of any securities, the Warrantholder shall furnish, in writing, such information as is reasonably requested by the Company or the Underwriter or their representatives, including their representative legal counsel and accountants, for inclusion in the Registration Statement relating to such Offering and such other information and documentation as the Company shall request. In addition, the Warrantholder shall execute and deliver such agreements certifications and other documents, including, without limitation, selling shareholder instructions, powers-of-attorney, and custody agreements, as the Company or Underwriter may reasonably request. The Company's obligation to register any securities hereunder shall be subject to the fulfilment of the duty of the Warrantholder to cooperate fully with the Company and the Underwriter and their representatives in the preparation of the Registration Statement covering any securities registrable pursuant to Section 8.

               (c) Expenses. All expenses incurred in connection with any registration under this Section 8, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any special audits incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to any sales of securities herein are called "Selling Expenses." The Company will pay all Registration Expenses in connection with any registration pursuant to this Section 8. To the extent allowed by law, the Company shall bear the Selling Expenses. Otherwise, all Selling Expenses in connection with any registration pursuant to Section 8 shall be borne by the Company, the Warrantholder and any other shareholders whose shares are to be included in the Registration Statement, pro rata in proportion to the shares registered thereby being sold or registered by each of them. The Warrantholder shall bear the fees and costs of its own counsel.

               (d) Prospectus Delivery The Warrantholder shall comply with the prospectus delivery requirements of federal or state securities laws in connection with any registration. If any prospectus becomes outdated, inaccurate, or misleading, any Warrantholder shall cease using all such prospectuses upon notice thereof from the

Company and shall return all copies of such prospectuses under control of such person to the Company.

               (e) "Market Stand-off" Agreement The Warrantholder shall not sell or otherwise transfer or dispose of any Registrable Securities or any other shares of Common Stock held by such persons, for a period of 180 days in connection with any IPO of the Company covering only the Company's securities and not those of any selling shareholder. The Warrantholder shall seek the written consent of the Underwriter to transfer, convey or assign any securities of the Company during the 180 day period specified above.

               (f) No Registration Required The Company shall not be required to effect a registration under this Section 8 if the Warrantholder would otherwise be able to publicly sell the number of shares sought to be registered at the time of the registration without registration pursuant to Rule 144 promulgated by the SEC as then in effect or pursuant to any other exemption from the registration provisions of the Act then available to the Warrantholder (collectively referred to as "Rule 144") so long as the purchaser thereof shall acquire shares that are not subject to any restriction on resale as may otherwise be imposed pursuant to Rule 144.

               (g) Termination of Rights The Company's obligations to register the Registrable Securities pursuant to this Section 8 shall cease and terminate as to the Registrable Securities upon the occurrence of either of the following:
(i) the registration of the Registrable Securities under the Act pursuant to the provisions of this Warrant; or (ii) at any time the Registrable Securities become freely transferable without registration under the Act. Upon becoming subject to the reporting requirements of the 1934 Act, the Company agrees to use its best efforts to make Rule 144 available to the Warrantholder and to continue do so until the expiration of the registration rights specified in Section 8 herein.

               (h) Duty to Cooperate The Company's obligations to register the Registrable Securities shall be further contingent upon the Warrantholder providing its full and complete cooperation to the Company in timely providing such information, documents, certifications and representations as the Company and its counsel or any Underwriter may determine to be necessary in order to prepare, file and otherwise complete the registration process with respect to the Registrable Securities.

        9. No Impairment. The Company will not, by amendment of its articles of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any voluntary action avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

        10. Miscellaneous Matters.

               (a) As used herein, the term "Warrant Stock" shall mean the Company's presently authorized Common Stock no par value, and stock of any other series or class into which such presently authorized Common Stock may hereafter have been converted or changed pursuant to any recapitalization or change in such Common Stock.

               (b) As used herein, the word "person" shall mean an individual or entity.

               (c) This Warrant and the name and address of the holder will be registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the owner of this Warrant for all purposes.

               (d) This Warrant shall be governed by and interpreted in accordance with the internal laws, and not the law of conflicts, of the State of California.

               (e) Successors and assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Warrant by or on behalf of any of the parties hereto shall bind and inure to the benefit of respective successors and assigns of the parties to the extent permitted by law.

               (f) Attorney Fees. In the event arbitration, suit or action is brought by any party under this Warrant to enforce any of its terms, and in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the arbitrator, trial court, or appellate court.

               (g) Savings Clause. If any provision of this Warrant, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Warrant, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

               (h) Specific Performance. Each party's obligation under this Warrant is unique. If any party should default in its obligations under this Warrant, the parties each acknowledge that it may be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other rights or remedies available, may sue in equity for specific performance, and upon satisfactory proof thereof, it may be entitled to obtain such specific performance.

        IN WITNESS WHEREOF, the Company has executed this Warrant effective as of the date first written above.

                                            LEGACY BRANDS, INC.,
                                            a California corporation

                                            By: /s/ THOMAS E. KEES
                                                --------------------------------
                                                THOMAS E. KEES, President


                                            By: /s/ CRAIG CONNERTY
                                                --------------------------------
                                                CRAIG CONNERTY,
                                                Chief Financial Officer

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                                                   ______________________, 19___

To: Legacy Brands, Inc.

        The undersigned, pursuant to the provisions set forth in Warrant No. 9__-______ , hereby agrees to subscribe for and purchase _____________ shares of the Warrant Stock covered by such Warrant, and makes payment herewith in full for such Warrant Stock at the Exercise Price.

                                 Signature:
                                                --------------------------------
                                 Printed Name
                                 and Title:
                                                --------------------------------
                                 Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------


                                   ASSIGNMENT

        FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers all of the rights of the undersigned under Warrant No. 9__-______, with respect to the number of shares of Warrant Stock covered thereby set forth below unto:

Name of Assignee                     Address                       No. of Shares
----------------                     -------                       -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Dated: _____________, 19_____

                                 Signature:
                                                --------------------------------
                                 Printed Name
                                 and Title:
                                                --------------------------------
                                 Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------